UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2022

Waldencast Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40207	98-1575727
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

10 Bank Street, Suite 560
White Plains, New York	10606
(Address of principal executive offices)	(Zip Code)

(917) 546-6828

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	WALDU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	WALD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	WALDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Conditional Consent

As previously disclosed, on November 15, 2021, Waldencast Acquisition Corp. (“Waldencast”) entered into an Agreement and Plan of Merger (the “Obagi Merger Agreement”), by and among Waldencast, Obagi Merger Sub, Inc., a Cayman Islands exempted company limited by shares (“Merger Sub”) and an indirect wholly owned subsidiary of Waldencast, and Obagi Global Holdings Limited, a Cayman Islands exempted company limited by shares (“Obagi”), pursuant to which, among other things, Merger Sub will merge with and into Obagi, the separate corporate existence of Merger Sub will cease and Obagi will be the surviving company and an indirect wholly owned subsidiary of Waldencast (the “Merger”), as well as an Equity Purchase Agreement (the “Milk Equity Purchase Agreement” and together with the Obagi Merger Agreement, the “Transaction Agreements”), by and among Waldencast, Obagi Holdco 1 Limited, a limited company incorporated under the laws of Jersey, Waldencast Partners LP, a Cayman Islands exempted limited partnership, Milk Makeup LLC, a Delaware limited liability company (“Milk”), certain members of Milk and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as representative of Milk’s equityholders. As contemplated under the Obagi Merger Agreement, Obagi and Cedarwalk Skincare Ltd., a Cayman Islands exempted company limited by shares and the current sole shareholder of Obagi (“Cedarwalk”), will enter into a distribution agreement pursuant to which, among other things, prior to the Merger, Obagi will distribute to Cedarwalk, all of the issued and outstanding shares of capital stock of Obagi Hong Kong Limited, a limited company formed under the laws of Hong Kong (“Obagi Hong Kong”) (the “Distribution Agreement”).

On June 13, 2022, Waldencast entered into a Conditional Consent, Waiver and Acknowledgement (the “Conditional Consent”), by and among Waldencast, Merger Sub, Obagi Cosmeceuticals LLC, a Delaware limited liability company (“Obagi Cosmeceuticals”), Obagi, Obagi Hong Kong and Cedarwalk. Pursuant to the Conditional Consent, the value of and cost associated with inventory on hand as of five (5) business days prior to the extraordinary general meeting of the shareholders of Waldencast, which will be held to consider and vote upon certain proposals, including a proposal to adopt the Obagi Merger Agreement, and acquired by Obagi Cosmeceuticals on behalf and for the benefit of Obagi Hong Kong and its subsidiaries, that has not been paid for by Obagi Hong Kong, will be deducted from the cash portion of the consideration payable under the Obagi Merger Agreement to Cedarwalk, subject to adjustment. Such reduction in the cash portion of the consideration payable under the Obagi Merger Agreement will not be subject to a corresponding increase in the stock consideration payable to Cedarwalk.

Further, pursuant to the Conditional Consent, (i) intercompany receivables and payables between Obagi and certain of its affiliates, on the one hand, and Cedarwalk, Obagi Hong Kong and certain of their affiliates, on the other hand, will be settled prior to the consummation of the Distribution Agreement or will be released without payment and (ii) upon consummation the Distribution Agreement, all third-party receivables and payables of Obagi Hong Kong and its subsidiaries outstanding immediately prior to the consummation of the Distribution Agreement will be transferred to, and assumed by, Obagi Cosmeceuticals, which shall indemnify Obagi Hong Kong for losses of Obagi Hong Kong to the extent of such third-party payables.

Pursuant to the Conditional Consent, Obagi Hong Kong will pay Obagi and certain of its affiliates a royalty of two and three quarters percent (2.75%) of gross sales on the specific inventory identified in the Conditional Consent that is sold during the ninety (90) days following the consummation of the transactions contemplated by the Obagi Merger Agreement.

The foregoing description of the Conditional Consent and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference thereto, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of the foregoing are incorporated by reference herein.

PIPE Investment

As previously disclosed, concurrently with the entry into the Transaction Agreements, on November 14, 2021, Waldencast entered into initial subscription agreements (the “Initial Subscription Agreements”) with certain investors (collectively, the “Initial PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, the Initial PIPE Investors collectively subscribed for 10,500,000 ordinary shares of common stock, par value $0.0001 per share, of Waldencast (following its Domestication (as defined in the Transaction Agreements) (the “Waldencast Common Stock”) for an aggregate purchase price equal to $105,000,000 (the “Initial PIPE Investment”). On June 14, 2022, Waldencast entered into subsequent subscription agreements (the “Subsequent Subscription Agreements” and, together with the Initial Subscription Agreements, the “Subscription Agreements”) with certain investors (collectively, the “Subsequent PIPE Investors”). Pursuant to, and on the terms and subject to the conditions of the applicable Subsequent Subscription Agreement, the Subsequent PIPE Investors have collectively subscribed for 800,000 shares of Waldencast Common Stock for an aggregate purchase price equal to $8,000,000 (the “Subsequent PIPE Investment” and, together with the Initial PIPE Investment, the “PIPE Investment”). The PIPE Investment will be consummated substantially concurrently with the closing of Waldencast’s initial business combination.

The foregoing description of the Subscription Agreements and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, the full text of the form of Subscription Agreements, a copy of which was filed as Exhibit 10.1 to Waldencast’s Current Report on Form 8-K/A filed with the SEC on November 17, 2021, and which is incorporated herein by reference.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

As previously announced, on April 18, 2022, Tassilo Festetics, Chief Financial and Technology Officer and the principal financial officer of Waldencast, notified Waldencast of his intention to resign. Effective June 10, 2022, the Board of Directors of Waldencast appointed Michel Brousset to serve as the principal financial officer of Waldencast. Further biographical information regarding Mr. Brousset is included in the registration statement on Form F-4 and the proxy statement/prospectus included therein, dated February 14, 2022, as amended, filed by Waldencast in connection with the transactions contemplated by the Transaction Agreements. In connection with Mr. Brousset's appointment, Mr. Festetics's previously reported resignation became effective June 10, 2022.

Additional Information and Where to Find It

This communication relates to proposed transactions between Obagi and Waldencast and Milk and Waldencast. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Obagi or Milk, the combined company or Waldencast, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. In connection with the proposed transactions, Waldencast filed a registration statement on Form F-4 with the SEC on February 14, 2022, as amended by Amendment No. 1 to the registration statement on Form F-4 filed with the SEC on March 4, 2022, Amendment No. 2 to the registration statement on Form F-4 filed with the SEC on March 18, 2022, Amendment No. 3 to the registration statement on Form F-4 filed with the SEC on April 27, 2022 and Amendment No. 4 to the registration statement on Form F-4 filed with the SEC on May 13, 2022, which includes a document that serves as a prospectus and proxy statement of Waldencast (the “proxy statement/prospectus”). The proxy statement/prospectus will be sent to all Waldencast shareholders. Waldencast also will file other documents regarding the proposed transactions with the SEC. This communication does not contain all the information that should be considered concerning the proposed transactions and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transactions. Before making any voting decision, investors and security holders of Waldencast are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions.

Investors and security holders may obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Waldencast through the website maintained by the SEC at www.sec.gov.

The documents filed by Waldencast with the SEC also may be obtained free of charge at Waldencast’s website at https://www.waldencast.com or upon written request to 10 Bank Street, Suite 560, White Plains, NY 10606.

Participants in the Solicitation

Waldencast, Obagi, and Milk, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Waldencast’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of Waldencast and information regarding their interests in the business combinations is set forth in Waldencast’s registration statement on Form S-1 (File No. 333-253370) filed with the SEC on March 15, 2021. Additional information regarding the interests of such persons will be contained in the registration statement and the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions among Obagi, Milk and Waldencast, including statements regarding the intended benefits of the transactions, the anticipated timing of the transactions and the growth strategies of Waldencast, Obagi and Milk. These forward-looking statements generally are identified by the words “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of Waldencast, Obagi, and Milk, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to: (i) the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect the price of Waldencast’s securities, (ii) the risk that Waldencast shareholder approval of the proposed transactions is not obtained, (iii) the inability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, the amount of funds available in Waldencast’s trust account following any redemptions by Waldencast’s shareholders, (iv) the failure to receive certain governmental and regulatory approvals, (v) the inability to complete the PIPE Investment or the Forward Purchase Agreements investments (as such terms are defined in the registration statement on Form F-4 discussed above), (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Obagi Merger Agreement or the Milk Equity Purchase Agreement (as such terms are defined in the registration statement on Form F-4 discussed above), (vii) changes in general economic conditions, including as a result of the COVID-19 pandemic, (viii) the outcome of litigation related to or arising out of the proposed transactions, or any adverse developments therein or delays or costs resulting therefrom, (ix) the effect of the announcement or pendency of the transactions on Obagi’s or Milk’s business relationships, operating results, and businesses generally, (x) the ability to continue to meet Nasdaq’s listing standards following the consummation of the proposed transactions, (xi) costs related to the proposed transactions, (xii) that the price of Waldencast’s securities may be volatile due to a variety of factors, including Waldencast’s, Obagi’s or Milk’s inability to implement their business plans or meet or exceed their financial projections and changes in the combined capital structure, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions, and identify and realize additional opportunities and (xiv) the ability of Obagi and Milk to implement their strategic initiatives and continue to innovate their existing products and anticipate and respond to market trends and changes in consumer preferences. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Waldencast’s registration statement on Form S-1 (File No. 333-253370), the registration statement on Form F-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by Waldencast from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Obagi, Milk and Waldencast assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Waldencast, Obagi, or Milk gives any assurance that Waldencast, Obagi or Milk, or the combined company, will achieve their expectations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
2.1	Conditional Consent, Waiver and Acknowledgment, dated as of June 13, 2022, by and among Waldencast, Merger Sub, Obagi Cosmeceuticals, Obagi, Obagi Hong Kong and Cedarwalk.*
10.1	Form of Subscription Agreements (incorporated by reference to Exhibit 10.1 of Waldencast Acquisition Corp.’s Current Report on Form 8-K/A, filed with the SEC on November 17, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALDENCAST ACQUISITION CORP.

	By:	/s/ Michel Brousset
		Name:	Michel Brousset
		Title:	Chief Executive Officer
Date: June 15, 2022

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